UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 7, 2026

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On, April 7, 2026, Catalyst Bancorp, Inc., a Louisiana corporation ("Catalyst Bancorp"), and Catalyst Bank, a federally-chartered savings bank and wholly-owned subsidiary of Catalyst Bancorp, entered into an Agreement and Plan of Share Exchange and Merger (the “Merger Agreement”) with Lakeside Bancshares, Inc., a Louisiana corporation ("Lakeside Bancshares"), and Lakeside Bank, a Louisiana banking corporation and the wholly-owned subsidiary of Lakeside Bancshares. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Catalyst Bancorp will acquire shares of Lakeside Bancshares by exchange (“Share Exchange”) of cash for outstanding Lakeside Bancshares common stock (“Lakeside Common Stock”), followed immediately by the merger of Lakeside Bancshares into Catalyst Bancorp and Lakeside Bank into Catalyst Bank (“Mergers”), with Catalyst Bancorp and Catalyst Bank continuing as the surviving entities of the Mergers. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of Catalyst Bancorp and Lakeside Bancshares, upon completion of the Mergers, shareholders of Lakeside Bancshares (other than holders of Dissenting Shares, as such term is defined in the Merger Agreement) will receive $19.58 in cash for each outstanding share of Lakeside Bancshares common stock, or $41.1 million in aggregate, subject to adjustment under certain circumstances.

The Merger Agreement contains customary representations and warranties from both Catalyst Bancorp and Lakeside Bancshares, and each have agreed to customary covenants, including, among others, covenants relating to: (1) the conduct of Lakeside Bancshares’ business during the interim period between the execution of the Merger Agreement and the completion of the Mergers; (2) Lakeside Bancshares’ obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Mergers, the Merger Agreement and the other transactions contemplated by it; and (3) subject to certain exceptions, the recommendation by the Board of Directors of Lakeside Bancshares in favor of the approval by its shareholders of the Mergers, the Merger Agreement and the other transactions contemplated it. Lakeside Bancshares has also agreed not to (1) solicit proposals relating to alternative business combination transactions or (2) subject to certain exceptions, enter into any discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Concurrently with the execution of the Merger Agreement, each director of Lakeside Bancshares and Lakeside Bank owning or controlling shares of Lakeside Common Stock, in their respective capacities as shareholders or beneficial owners of common stock of the company, entered into Support Agreements with Catalyst Bancorp under which they agreed to vote their shares of Lakeside Bancshares in favor of the Mergers and to take certain other actions that would support the completion of the Mergers. The form of Support Agreement is attached to the Merger Agreement as Exhibit A-1 thereto.

In addition, each director of Lakeside Bancshares and Lakeside Bank owning or controlling shares of Lakeside Common Stock, in their respective capacities as shareholders or beneficial owners of common stock of the company, entered into Restrictive Covenant Agreements with Catalyst Bancorp under which they agreed to not compete with Catalyst Bancorp following closing, among other things. The form of Restrictive Covenant Agreement is attached the Merger Agreement as Exhibit A-2 thereto.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) approval of the Merger Agreement by the requisite vote of the shareholders of Lakeside Bancshares; (2) receipt of required regulatory approvals; and (3) the absence of any injunction, order or other legal restraint prohibiting the completion of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (2) performance in all material respects by the other party of its obligations under the Merger Agreement. Subject to the receipt of all required approvals and the satisfaction of all other conditions, the Merger is expected to be completed in the third quarter of 2026.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

On April 8, 2026, Catalyst Bancorp posted a presentation to investors regarding the Mergers. The presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events

On April 8, 2026, Catalyst Bancorp and Lakeside Bancshares issued a press release announcing that they had entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report contains, and the officers and directors of Catalyst Bancorp and its subsidiary may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified bywords or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.

Catalyst Bancorp cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed merger involving Catalyst Bancorp and Lakeside Bancshares and their subsidiaries, including future financial and operating results; statements about Catalyst Bancorp’s plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed merger; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Catalyst Bancorp may be unable to obtain governmental and regulatory approvals required to consummate the proposed merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the proposed merger may not be fully realized or may take longer to realize than expected; (vii) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Catalyst Bancorp discusses or refers to in its reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-k) and other subsequent filings with the SEC, which are available on Catalyst’s website or at the SEC’s website at www.sec.gov.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, Catalyst Bancorp expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Catalyst Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included herein:

Exhibit Number	Description
2.1

Agreement and Plan of Share Exchange and Merger, dated as of April 7, 2026, between Catalyst Bancorp, Inc., and Catalyst Bank and Lakeside Bancshares, Inc., and Lakeside Bank. (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.)

99.1	Press Release, dated April 8, 2026
99.2	Investor presentation of Catalyst Bancorp, Inc., dated April 8, 2026
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	April 8, 2026	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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